SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 12, 2011

Alamo Energy Corp.
 (Exact name of registrant as specified in Charter)

Nevada (State or other jurisdiction of incorporation)	000-52687 (Commission File Number)	98-0489669 (IRS Employer Identification No.)

10497 Town and Country Way, Suite 820, Houston, TX	77024
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (832) 436-1832

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

Membership Interest Purchase and Sale Agreement

On April 12, 2011, Alamo Energy Corp. (the “Registrant”) entered into and closed a Membership Interest Purchase and Sale Agreement (the “Purchase Agreement”) with Range Kentucky Holdings, LLC, a Wyoming limited liability company (the “Seller”) pursuant to which the Registrant acquired all of the membership interests in each of the Seller’s wholly-owned subsidiaries KYTX Oil and Gas, LLC, KYTX Pipeline, LLC, and KYTX Drilling Company, LLC (collectively, the “Operating Entities”).  Pursuant to the terms of the Purchase Agreement, the Registrant paid an aggregate amount of consideration of $6,775,000 (the “Purchase Price”), which consists of $400,000 payable to Seller in cash at closing and $6,375,000 payable to Seller in shares of the Registrant’s common stock (“Equity Portion”). The Equity Portion of eight million five hundred thousand (8,500,000) shares of the Registrant’s common was calculated by dividing $6,375,000 by $0.75 (“Per Share Price”).  The Purchase Agreement contains customary representations and warranties by the Registrant and the Seller and indemnification provisions whereby the Seller will indemnify the Registrant for breaches of representations and warranties, breaches of covenants and certain other matters.  In connection with the Purchase Agreement and as described below, the Registrant entered into the Range Registration Rights Agreements, Lock-Up Agreement, Additional Shares Agreement, Development Agreement and Accounting Services Agreement.  This brief description of the Purchase Agreement is only a summary of the material terms and is qualified in its entirety by reference to the full text of the Purchase Agreement as attached to this Current Report on Form 8-K as Exhibit 10.1.

The shares of Registrant’s common stock were issued in a transaction which the Registrant believes satisfies the requirements of that exemption from the registration and prospectus delivery requirements of the Securities Act, which exemption is specified by the provisions of Rule 506 of Regulation D promulgated pursuant to that act by the Securities and Exchange Commission.

Range Registration Rights Agreement

In connection with the Purchase Agreement, the Registrant entered into a registration rights agreement with the Seller (the “Range Registration Rights Agreement”) pursuant to which the Registrant is obligated to register for resale under the Securities Act an aggregate of three million (3,000,000) shares of common stock issuable to the Seller under the Purchase Agreement (“Registrable Shares”).  The Range Registration Rights Agreement provides that the Registrant will file a registration statement covering the resale of the Registrable Shares (“Registration Statement”) with the Securities Exchange Commission no later than 120 days following the date of the Range Registration Rights Agreement.  In the event the Registration Statement has not become effective on or before the 90th day after audits of the Operating Entities’ financial statements for fiscal years ending December 31, 2010 and 2009, have been completed (“Registration Failure”), the Registrant will make pro rata payments to the Seller as liquidated damages (“Special Damage Shares”) in an amount equal to 0.25% of the aggregate value of the Registrable Shares for each 30-day calendar period (or pro rata portion) following a Registration Failure until such failure is cured, up to a maximum  aggregate number of Special Damage Shares of no more than 0.50% of the aggregate value of all shares of Registrable Securities.  This brief description of the Range Registration Rights Agreement is only a summary of the material terms and is qualified in its entirety by reference to the full text of the Range Registration Rights Agreement as attached to this Current Report on Form 8-K as Exhibit 10.2.

Lock-Up Agreement

In connection with the Purchase Agreement, the Registrant entered into a lock-up agreement with the Seller (the “Lock-Up Agreement”) pursuant to which the Seller agrees to restrict the sale of the shares of Common Stock held by the Seller such that during the one year period following the effective date of the Registration Statement. Specifically, the Seller will not sell or transfer more than the greater of one hundred thousand (100,000) Registrable Shares or the number of Registrable Shares equal to 7.5% of the average weekly trading volume of the Company’s common stock during the prior four calendar weeks.  This brief description of the Lock-Up Agreement is only a summary of the material terms and is qualified in its entirety by reference to the full text of the Lock-Up Agreement as attached to this Current Report on Form 8-K as Exhibit 10.3.

Additional Shares Agreement

In connection with the Purchase Agreement, the Registrant entered into an additional shares agreement with the Seller (the “Additional Shares Agreement”) pursuant to which five million five hundred thousand (5,500,000) shares (“Protected Shares”) of the Equity Portion held by the Seller will be subject to downside price protection for a period of up to 24 months following the closing date of the Purchase Agreement (“Protection Period”).  The Additional Shares Agreement provides that if, during the Protection Period, the 10-day volume weighted average price (“VWAP”) of the Registrant’s common stock is less than or equal to $0.60 per share (“First Triggering Per Share Price”) , the Seller may elect to adjust the Per Share Price to equal the 10-day VWAP on the Triggering Date.  If, during the Protection Period, the 10-day VWAP is less than or equal to $0.35 per share (“Second Triggering Per Share Price”), the Seller may elect to adjust the Per Share Price to equal the 10-day VWAP on the Triggering Date.  The Triggering Date is the date the 10-day VWAP is less than or equal to the First Triggering Per Share Price or the Second Triggering Per Share Price, as applicable.  In the event there is an adjustment based on the First Triggering Per Share Price, the Registrant shall issue to the Seller the number of shares of common stock  obtained by (i)  multiplying the number of Protected Shares  held by the Seller on the Triggering Date by the Per Share Price and (ii) subtracting the number of Protected Shares held by the Seller on the Triggering Date from the quotient obtained by dividing the product specified in (i) by the First Adjusted Per Share Price. In the event there is an adjustment based on the Second Triggering Price, the Registrant shall issue to the Seller the number of shares of common stock obtained by (a) multiplying the number of Protected Shares held by the Seller on the Triggering Date by the Per Share Price, and (b) subtracting the number of Protected Shares held by the Seller on the Triggering Date and any additional shares issued based on the First Triggering Per Share Price from the quotient so obtained by dividing the product specified in (a) by the Second Adjusted Per Share Price.  This brief description of the Additional Shares Agreement is only a summary of the material terms and is qualified in its entirety by reference to the full text of the Additional Shares Agreement as attached to this Current Report on Form 8-K as Exhibit 10.4.

Development Agreement

In connection with the Purchase Agreement, the Registrant entered into a development agreement with the Seller (the “Development Agreement”) pursuant to which the Registrant agrees to undertake the development of the current or future assets of the Operating Entities and will provide for the development of other oil, gas or pipeline properties acquired by the Registrant within certain counties of Kentucky (“Development Area”).   The Registrant will identify and develop projects within the Development Area including:  (a) completion of wells already drilled with improvements in completion procedures; (b) acquisition of neighboring producing or shut in wells; (c) acquisition of new acreage and subsequent drilling of new wells; (d) acquisition and development of additional pipeline assets; and (e) drilling of new wells on existing or newly acquired leases. This brief description of the Development Agreement is only a summary of the material terms and is qualified in its entirety by reference to the full text of the Development Agreement as attached to this Current Report on Form 8-K as Exhibit 10.5.

Accounting Services Agreement

In connection with the Purchase Agreement, the Registrant entered into an accounting services agreement with the Seller (the “Accounting Services Agreement”) pursuant to which the Seller agrees to provide accounting services to Registrant relating to the Operating Entities.  The accounting services include:  (a) calculation and payment of all royalties owed to landowners and other lease payments; (b) payment of accounts receivable; (c) collection, on a non-recourse basis, of accounts receivable; (d) computation and payment of severance and other taxes based on production; (e) gas balancing; and (f) payroll of employees of the Operating Entities.  As compensation for Seller’s accounting services, the Registrant will reimburse the Seller its actual costs of providing the accounting services, including direct employee overhead expenses, plus ten percent (10%) of such amount.  This brief description of the Accounting Services Agreement is only a summary of the material terms and is qualified in its entirety by reference to the full text of the Accounting Services Agreement as attached to this Current Report on Form 8-K as Exhibit 10.6.

Note and Warrants

On April 12, 2011, the Registrant borrowed an additional and final installment of $115,095 from Eurasian Capital Partners Limited (“Eurasian”) pursuant to the original $2,000,000 Note and Warrant Purchase Agreement (“First Financing Agreement”) with Eurasian entered into in November 2009. The Registrant issued a senior secured convertible promissory note to Eurasian in the amount of $115,095 (“Note”).  The Note is due on November 18, 2012, or upon default, whichever is earlier, and bears interest at the annual rate of 8%.  The Note has an optional conversion feature by which Eurasian can convert the principal and accrued interest into shares of the Registrant’s common stock at a conversion price of $0.50 per share.  This brief description of the Note is only a summary of the material terms and is qualified in its entirety by reference to the full text of the Note as attached in Exhibit 10.7 to this report. In connection with the Note, Eurasian also received warrants to purchase one hundred fifteen thousand ninety five (115,095) shares of the Registrant’s common stock at a purchase price of $1.00 per share (“Warrants”). The Warrants expire five years from the date of the investment.  This brief description of the Warrants is only a summary of the material terms and is qualified in its entirety by reference to the full text of the Warrants as attached in Exhibit 10.8 to this report.

The Note and Warrants were issued in a transaction which the Registrant believes satisfies the requirements of that exemption from the registration and prospectus delivery requirements of the Securities Act of 1933, which exemption is specified by the provisions of Regulation S promulgated pursuant to that act by the Securities and Exchange Commission.

Note and Warrant Purchase Agreement.

On April 12, 2011, the Registrant entered into a Note and Warrant Purchase Agreement with Eurasian (“Second Financing Agreement”) pursuant to which Eurasian agreed to lend up to Two Million Four Hundred Thousand Dollars ($2,400,000) to the Registrant in multiple installments in exchange for a senior secured convertible promissory note and warrants to purchase shares of the Registrant’s common stock.  The first installment of Four Hundred Sixty Thousand Dollars ($460,000) (“First Installment”) was delivered on April 12, 2011, and the Registrant issued 460,000 warrants to Eurasian in connection with the First Installment.  Eurasian will lend additional installments to the Registrant in amounts as requested by the Registrant; provided however, that the Registrant provide the proposed use of proceeds for each requested amount.  Each proposed use of proceeds for each requested amount shall specify that the majority of the proceeds shall be used for the development of the current or future assets of the Operating Entities and for the development of other oil, gas or pipeline properties acquired by the Registrant pursuant to the Development Agreement, as described above.  Eurasian shall have sole discretion in determining whether the proposed use of proceeds meets the requirements.  This brief description of the Second Financing Agreement is only a summary of the material terms and is qualified in its entirety by reference to the full text of the Second Financing Agreement as attached to this Current Report on Form 8-K as Exhibit 10.9.

In connection with the First Installment pursuant to the Second Financing Agreement, the Registrant issued a senior secured convertible promissory note to Eurasian in the amount of $460,000 (“New Note”).  The New Note is due on April 12, 2014, or upon default, whichever is earlier, bears interest at the annual rate of 8% and has an optional conversion feature by which Eurasian can convert the principal and accrued interest into shares of the Registrant’s common stock at a conversion price of $1.00 per share.  This brief description of the New Note is only a summary of the material terms and is qualified in its entirety by reference to the full text of the New Note as attached in Exhibit 10.10 to this report.  In connection with the New Note, the Registrant issued to Eurasian warrants to purchase four hundred sixty thousand (460,000) shares of the Registrant’s common stock at an exercise price of $1.25 per share (“New Warrants”).  The New Warrants expire five years from the date of the investment.  This brief description of the New Warrants is only a summary of the material terms and is qualified in its entirety by reference to the full text of the New Warrants as attached to this Current Report on Form 8-K as Exhibit 10.11.

The New Note and New Warrants were issued in a transaction which the Registrant believes satisfies the requirements of that exemption from the registration and prospectus delivery requirements of the Securities Act of 1933, as amended (the “Securities Act”), which exemption is specified by the provisions of Regulation S promulgated pursuant to that act by the Securities and Exchange Commission.

Eurasian Registration Rights Agreement

In connection with the  Second Financing Agreement, the Registrant entered into a registration rights agreement with Eurasian (the “Eurasian Registration Rights Agreement”) pursuant to which the Registrant is obligated to register for resale under the Securities Act (i) the amount of shares of common stock issuable to Eurasian pursuant to the New Note, (ii) the shares of common stock issuable upon exercise of the New Warrants, and (iii) any shares of common stock issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event (“Registrable Securities”).  A registration statement covering the resale of 100% of the Registrable Securities (“Registration Statement’) will be filed with the Securities Exchange Commission no later than 120 days following the date of the Eurasian Registration Rights Agreement.  The Registrant shall use commercially reasonable best efforts to have the Registration Statement declared effective as promptly as possible after the filing thereof.  This brief description of the Eurasian Registration Rights Agreement is only a summary of the material terms and is qualified in its entirety by reference to the full text of the Registration Rights Agreement as attached to this Current Report on Form 8-K as Exhibit 10.12.

Security Agreement

In connection with the Second Financing Agreement, the Registrant entered into a Second Amended and Restated Security Agreement with Eurasian (the “Security Agreement”) granting Eurasian all right, title and interest in and to the Registrant’s equipment, deposit accounts, cash, receivables, general intangibles and securities in order to secure the timely payment and performance in full of the Registrant’s obligations pursuant to the  Second Financing Agreement.  This brief description of the Security Agreement is only a summary of the material terms and is qualified in its entirety by reference to the full text of the Range Registration Rights Agreement as attached to this Current Report on Form 8-K as Exhibit 10.13.

Item 2.01 Completion of Acquisition or Disposition of Assets

On April 12, 2011, the Registrant completed the acquisition of certain assets from Range Kentucky Holdings, LLC pursuant to the Purchase Agreement as referenced in Item 1.01 of this report and is hereby incorporated by reference.  Upon the consummation of the Purchase Agreement, the Registrant became the sole member of the Operating Entities, holding all membership interests of each Operating Entity.  The Operating Entities own and operate (i) 71 wells located on approximately 4,040 acres in Kentucky, all of which are held by production, (ii) a 23-mile pipeline network capable of handling up to 9,000,000 mcf and (iii) drilling equipment including one drilling rig, one service rig and additional well-servicing equipment.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

See Item 1.01 for a description of the Note and the New Note, which is hereby incorporated by reference.

Item 3.02  Unregistered Sales of Equity Securities

See item 1.01 for a description of the Note, Warrant, New Note and New Warrant, which is hereby incorporated by reference.

Item 7.01 Regulation FD Disclosure.

On April 13, 2011, the Registrant issued a press release to announce that the Registrant entered into the Purchase Agreement with Range and the Second Financing Agreement with Eurasian.  A copy of the release is attached as Exhibit 99.1.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act 1934, as amended, and is not incorporated by reference into any filing of the Registrant, whether made before or after the date of this report, regardless of any general incorporation language in the filing, except to the extent expressly set forth by specific reference in such a filing.

Item 9.01 Exhibits.

(a) Financial statements of businesses acquired.

We intend to file financial statements of the Registrant and any pro forma financial information regarding the acquisition of the Registrant by amendment to this Current Report on Form 8-K no later than 71 calendar days after the date this Current Report on Form 8-K is filed.

(d) Exhibits.

The following exhibit is filed with this report on Form 8-K.

Exhibit Number	Description of Exhibit
10.1	Membership Interest Purchase and Sale Agreement dated April 12, 2011
10.2	Registration Rights Agreement pursuant to the Membership Interest Purchase and Sale Agreement dated April 12, 2011
10.3	Lock-Up Agreement pursuant to the Membership Interest Purchase and Sale Agreement dated April 12, 2011
10.4	Additional Shares Agreement pursuant to the Membership Interest Purchase and Sale Agreement dated April 12, 2011
10.5	Development Agreement pursuant to the Membership Interest Purchase and Sale Agreement dated April 12, 2011
10.6	Accounting Services Agreement pursuant to the Membership Interest Purchase and Sale Agreement dated April 12, 2011
10.7	Form of Senior Secured Convertible Promissory Note under the Note and Warrant Purchase Agreement dated November 2009
10.8	Form of Warrant under the Note and Warrant Purchase Agreement dated November 2009
10.9	Note and Warrant Purchase Agreement dated April 12, 2011
10.10	Form of Senior Secured Convertible Promissory Note under the Note and Warrant Purchase Agreement dated April 12, 2011
10.11	Form of Warrant under the Note and Warrant Purchase Agreement dated April 12, 2011
10.12	Registration Rights Agreement under the Note and Warrant Purchase Agreement dated April 12, 2011
10.13	Security Agreement pursuant to the Note and Warrant Purchase Agreement dated April 12, 2011
99.1	Press release dated April 13, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Alamo Energy Corp.

Date: April 13, 2011	By:	/s/ Allan Millmaker
Allan Millmaker Chief Executive Officer